Commitments and Contingencies - Summary of Future Minimum Lease Payments under Non-Cancellable Operating Leases (Detail) - Dec. 31, 2016 ¥ in Thousands, $ in Thousands	CNY (¥)	USD ($)
Commitments and Contingencies Disclosure [Abstract]
2017	¥ 108,202	$ 15,584
2018	87,711	12,633
2019	51,928	7,479
2020 and thereafter	0	0
Operating Leases, Future Minimum Payments Due, Total	¥ 247,841	$ 35,696